UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: April 19, 2005

CCF HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25846	58-2173616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Main Street, Jonesboro, Georgia	30236
(Address of Principal Executive Offices)	(Zip Code)

(770) 478-8881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Information Required by Item 304(a)(1) of Regulation S-B:

Porter Keadle Moore, LLP resigned as the Registrant’s independent registered public accounting firm, effective April 19, 2005, following completion of its services related to the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2004. The resignation was the sole decision of Porter Keadle Moore, LLP and was so effected such that Porter Keadle Moore, LLP can assist the company in a consulting capacity instead of as the Registrant’s independent auditor.

The audit reports of Porter Keadle Moore, LLP on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2004 and December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Registrant’s fiscal year ended December 31, 2004, there were no disagreements with Porter Keadle Moore, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Porter Keadle Moore, LLP’s satisfaction, would have caused Porter Keadle Moore, LLP to refer to the subject matter of the disagreements in connection with their report.

The Registrant provided Porter Keadle Moore, LLP a copy of this report and requested that Porter Keadle Moore, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether such firm agrees with the above statements and, if not, stating the respects in which it does not agree. Porter Keadle Moore, LLP has provided a letter stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

The resignation was neither approved nor recommended by the Registrant’s Audit Committee.

(b)	On April 20, 2005, the Registrant’s Audit Committee engaged Thigpen, Jones, Seaton & Co., P.C. as the certifying accountants for the Registrant for the fiscal year ending December 31, 2005. During the two most recent fiscal years and through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Thigpen, Jones, Seaton & Co., P.C. on items regarding either: (1) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (2) any matter that was either the subject of a disagreement with the Registrant’s former auditor or other reportable event.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
16.1	Letter from Porter Keadle Moore, LLP to the Securities and Exchange Commission dated April 22, 2005 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CCF HOLDING COMPANY

By:	/s/ David B. Turner
David B. Turner
President and Chief Executive Officer

Dated: April 25, 2005